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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:                 December 29, 1994




                            HEALTHSOUTH Corporation
             formerly named HEALTHSOUTH Rehabilitation Corporation
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                    1-10315                   63-0860407
    ------------------               ---------                 ------------
      (State or Other               (Commission              (I.R.S. Employer
Jurisdiction of Incorporation       File Number)            Identification No.)
       or Organization)



      Two Perimeter Park South
         Birmingham, Alabama                                       35243
    ----------------------------                               -------------
       (Address of Principal                                     (Zip Code)
         Executive Offices)



  Registrant's Telephone Number,                               (205) 967-7116
       Including Area Code:
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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS


         Effective December 29, 1994, HEALTHSOUTH Corporation, a Delaware corporation formerly known as HEALTHSOUTH Rehabilitation Corporation (the
"Company"), and its wholly-owned subsidiary, RRS Acquisitions Company, Inc., a Delaware corporation ("RRS"), completed the acquisition of ReLife, Inc., a Delaware corporation ("ReLife"), through a merger of RRS into ReLife. As contemplated by the terms of the Amended and Restated Plan and Agreement of Merger by and among the parties, ReLife is the surviving corporation in the merger, and is wholly-owned by the Company. ReLife stockholders received .7053 shares of the Common Stock, par value $.01 per share, of the Company for each share of the Class A Common Stock, par value $.01 per share, or Class B Common Stock, par value $.01 per share, of ReLife held by them. The exchange ratio represents a value of $24.00 per share to ReLife's stockholders, resulting in an approximate value of the transaction of $180,000,000.

         ReLife provides a comprehensive system of rehabilitation services for disabled and injured individuals. As of September 30, 1994, ReLife operated 31 inpatient facilities with an aggregate of 1,102 licensed beds, including nine free-standing rehabilitation hospitals, nine acute rehabilitation units, five sub-acute rehabilitation units, seven transitional living units and one residential facility, and provided outpatient rehabilitation services at twelve outpatient centers. ReLife also provides other services and programs, including contract staffing of rehabilitation therapists and specialized programs for spinal cord injury, brain injury and industrial rehabilitation.


Item 5.           OTHER EVENTS

         At a Special Meeting of Stockholders of the Company held December 6, 1994, the stockholders of the Company approved proposals to change the name of the Company to HEALTHSOUTH Corporation and to increase the number of authorized shares of Common Stock, par value $.01 per share, to 100,000,000 shares. On December 30, 1994, the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect such amendments.

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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements for the acquired business at the time this Current Report on Form 8-K is filed because no audited financial statements for such business prepared pursuant to Regulation S-X are available. Such required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after January 13, 1995.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial statements for the acquired business at the time this Current Report on Form 8-K is filed because no audited financial statements prepared pursuant to Regulation S-X are available for such business. Such required pro forma financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after January 13, 1995.

         (c)      Exhibits.

                  (2) Amended and Restated Plan and Agreement of Merger, dated as of September 18, 1994, by and among HEALTHSOUTH Rehabilitation Corporation, RRS Acquisitions Company, Inc. and ReLife, Inc., incorporated herein by reference to Annex A to the Prospectus forming a part of Amendment No. 1 to the Company's Registration Statement on Form S-4 (Reg. No. 33-55929), as filed with the Commission on November 10, 1994.

                  (3) Restated Certificate of Incorporation of HEALTHSOUTH Rehabilitation Corporation, as filed on December 30, 1994, with the Secretary of State of the State of Delaware.


         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Amended and Restated Plan and Agreement of Merger, incorporated by reference herein as Exhibit (2).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             January 13, 1995.

                            HEALTHSOUTH Corporation


                            By      /s/ RICHARD M. SCRUSHY
                               --------------------------------
                                     Richard M. Scrushy,
                               Chairman of the Board, President
                                  and Chief Executive Officer


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